EXHIBIT 3(n)

Number                        USAA MUTUAL FUND, INC.                     Shares

                           EXTENDED MARKET INDEX FUND
              Incorporated Under the Laws of the State of Maryland


Account No.  Alpha Code                     CUSIP
                                            See Reverse Side for
                                            Certain Definitions

THIS CERTIFIES that

is the owner of

fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK                 PICTURE of               /s/ MICHAEL J.C. ROTH
    TREASURER              USAA MUTUAL FUND, INC.             PRESIDENT
                                  SEAL

                                            Countersigned:
                                            USAA SHAREHOLDER ACCOUNT SERVICES
                                              (San Antonio)      TRANSFER AGENT

                                            By_________________________________

                                                   AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common          UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT -  as tenants by the entireties                     (Cust)      (Minor)
JT TEN  -  as joint tenants with the              under Uniform Gifts to Minors
           right of survivorship and              Act . . . . . . . . . . . .
           not as tenants in common                          (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

___________________________________________
             Please Print or Typewrite Name and Address of Assignee
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and APPOINT ___________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________ Signature(s)________________________________________________


Signature Guaranteed By _______________________________________________________

                         (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                         This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder
                         Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE

                                 EXHIBIT 3(o)

Number                        USAA MUTUAL FUND, INC.                     Shares

                             NASDAQ-100 INDEX FUND
              Incorporated Under the Laws of the State of Maryland


Account No.  Alpha Code                     CUSIP
                                            See Reverse Side for
                                            Certain Definitions

THIS CERTIFIES that

is the owner of

fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK                   PICTURE of             /s/ MICHAEL J.C. ROTH
    TREASURER                 USAA MUTUAL FUND, INC.          PRESIDENT
                                     SEAL

                                            Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                                  (San Antonio)  TRANSFER AGENT

                                            By ________________________________

                                                  AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties                  (Cust)        (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . . . . . . . .
            not as tenants in common                       (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee
__________________________________________

             Please Print or Typewrite Name and Address of Assignee
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and APPOINT ___________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________ Signature(s)________________________________________________


Signature Guaranteed By _______________________________________________________

                         (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                         This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder
                         Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                 EXHIBIT 3(P)

Number                       USAA MUTUAL FUND, INC.                      Shares

                            GLOBAL TITANS INDEX FUND
              Incorporated Under the Laws of the State of Maryland


Account No.  Alpha Code                     CUSIP
                                            See Reverse Side for
                                            Certain Definitions

THIS CERTIFIES that

is the owner of

fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK                  PICTURE of              /s/ MICHAEL J.C. ROTH
    TREASURER                USAA MUTUAL FUND, INC.           PRESIDENT
                                     SEAL

                                            Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                                 (San Antonio)   TRANSFER AGENT

                                            By ________________________________

                                                   AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     -  as tenants in common      UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT     -  as tenants by the entireties                (Cust)       (Minor)
JT TEN      -  as joint tenants with the          under Uniform Gifts to Minors
               right of survivorship and          Act . . . . . . . . . . . .
               not as tenants in common           (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assigned
_________________________________________

             Please Print or Typewrite Name and Address of Assignee
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and APPOINT ___________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________ Signature(s)________________________________________________


Signature Guaranteed By _______________________________________________________

                         (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                         This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder
                         Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                 EXHIBIT 3(q)

Number                    USAA MUTUAL FUND, INC.                         Shares

                              CAPITAL GROWTH FUND
              Incorporated Under the Laws of the State of Maryland


Account No.   Alpha Code                    CUSIP
                                            See Reverse Side for
                                            Certain Definitions

THIS CERTIFIES that

is the owner of

fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK               PICTURE of                 /s/ MICHAEL J.C. ROTH
    TREASURER             USAA MUTUAL FUND, INC.              PRESIDENT
                                      SEAL


                                            Countersigned:
                                            USAA SHAREHOLDER ACCOUNT SERVICES
                                                (San Antonio)TRANSFER AGENT

                                            By

                                                AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties                     (Cust)     (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . . . . . . . .
            not as tenants in common                          (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

__________________________________________

             Please Print or Typewrite Name and Address of Assignee
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________ Signature(s)_________________________________________________


Signature Guaranteed By  ______________________________________________________

                         (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                         This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder
                         Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

     The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.